Annual Meeting of Stockholders May 20, 2020

ITEMS OF BUSINESS Election of Directors Approval of an Advisory (Non-Binding) Resolution Regarding the Compensation Paid in 2019 to the Company's Named Executive Officers Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm 2

2020 DIRECTOR NOMINEES FOR ELECTION Barbara A. Boigegrain Ellen A. Rudnick Thomas L. Brown Mark G. Sander Phupinder S. Gill Michael L. Scudder Kathryn J. Hayley Michael J. Small Peter J. Henseler Stephen C. Van Arsdell Frank B. Modruson J. Stephen Vanderwoude 3

Management Presentation Michael L. Scudder Chairman of the Board & Chief Executive Officer Mark G. Sander President & Chief Operating Officer Patrick S. Barrett Executive Vice President & Chief Financial Officer 4

WHAT DRIVES US VISION MISSION VALUES To be the partner of choice for financial To help our clients achieve To serve our clients with integrity, services in the markets we serve, and one of financial success. excellence, responsibility and the nation's top performing financial passion. institutions. Our vision, mission and values drive a culture that is centered on client needs, rooted in service excellence, dedicated to bettering our communities, focused on attracting top industry talent and influenced by technological change. 5

FIRST MIDWEST TODAY A Premier Commercial Bank With a Robust Distribution Network • Multi-state, Midwestern reach ▪$20bn in total assets ▪$11bn in AUM ▪Chicago's 3rd largest independent bank – Top 10 deposit share in Chicago MSA – #2 deposit share in South Metro – 3rd largest wealth management platform in IL Assets have grown at 18% CAGR since 2016 $20bn $18bn Park Bank $16bn $14bn Bridgeview ($1.2bn) Northern Standard Bank $11bn States Bank ($1.1bn) ($0.6bn) ($2.6bn) 2016 2017 2018 2019 Q1 2020 EXPANSION DRIVEN BOTH ORGANICALLY AND THROUGH DISCIPLINED ACQUISITIONS Source: Company filings and SNL Financial Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used. 6

OUR STRATEGIC PRIORITIES Building the Build the BalancingStrongest Team Strongest Team Risk & Investment Inspire, engage and reward Investment in capabilities, processes colleagues and technology Empower leaders to build high Maintain risk and information security performing teams standards Retain and attract top talent Enhance process efficiency Increase and encourage diversity and inclusion Strategic Growing & Priorities Diversifying Expanding Revenues Strategically Retain customers and enhance Execute targeted geographic expansion cross-selling for banking and related businesses Seek net new client growth Build scale, market share and core Leverage technology to enhance funding within our footprint and across digitization adjacent markets 7

GUIDANCE THROUGH UNPRECEDENTED TIMES Global pandemic, national emergency declared mid-March 2020 Rapidly evolving environment, ~15% unemployment Radical pivot and response, with energy and focus shifted to health, safety and well-being of clients, colleagues and communities Numerous accomplishments that fell outside of the ordinary course of business: – Adapted platforms, distribution and operating model – Heighten safety and expanded support for colleagues – Recognized and assisted with the stress on individual and business cash flow needs – Enhanced community support Displayed strength and character of our Company and team Tremendous "can do" spirit 8

WE ARE ALL IN THIS TOGETHER

Virtually all non-client facing colleagues working remotely
- On-site colleagues distributed with enhanced health and safety protocols

~85% of all locations remain open with access to drive-up and lobby appointment service

~95% ATMs operating at full capacity

Helped ~4,000 clients through payment deferrals and fee assistance programs

Funded nearly $1.2bn of PPP loans for ~6,000 clients; impacted the lives of over 125,000 small business employees and their families

Committed $2.5mm to supporting our communities

Supporting Our Colleagues

- Provided bonus and pay premiums for non-remote colleagues
- Enhanced health insurance programs and access to retirement benefits to provide greater flexibility, coverage and additional support
- Expanded paid time off programs
- Added provisions for emergency medical and hardship loans

Supporting Our Clients

- Branches accessible with enhanced health and safety protocols
- Offering payment deferral and fee assistance programs and services:
  - Consumer, mortgage, auto loan deferrals and fee assistance
  - Commercial loan deferrals and fee assistance
  - Suspension of foreclosure and repossession actions
- Ongoing participation in the SBA's Paycheck Protection Program

Supporting Our Communities

- Additional $2.5mm contribution from the First Midwest Charitable Foundation
- Aiding individuals and families through affordable housing and financial sustainability and supporting small businesses
- Enhanced matching gifts programs to support colleague donations

LEVERAGING OUR STRENGTHS TO SUPPORT OUR CLIENTS AND COMMUNITIES

First Midwest Bancorp, Inc. 9

OUR COMMITMENT TO CORPORATE SOCIAL RESPONSIBILITY Driving an Building Diversity Deepening Strong Inclusive Workplace in Our Organization Colleague Engagement Corporate Governance • Launched unconscious bias • Recognized for board diversity • Our commitment to strong, training sessions to develop Recognized as one transparent corporate governance of the 2019 Chicago inclusive leadership and cultural 47% of our hires into senior and ethical business practice starts competency skills. roles were women Tribune Top Places with our Board of Directors and to Work. executive leadership team. • Redesigned our learning of our hires into senior roles curriculum to emphasize the 24% were racial minorities • All colleagues adhere to a power of inclusive leadership to Recognized and as one comprehensive Code of Ethics and of Forbes' Best-In- inspire high-performing teams of our rotational development Standards of Conduct. State Banks in 2019. and colleagues. 50% class represented racial and gender diversity Commitment to Community Development Sustainable Business Operations • Implemented an enhanced shredding and recycling program 20+ 8,000 • Increased hoteling stations for colleagues with flexible work consecutive years - participants in saving and budgeting, schedules, resulting in fewer vehicles on the roads and a Outstanding CRA rating homeownership and other financial reduction in carbon emissions. literacy education programs • In 2019, we recycled 826,000 pounds = 413 tons of material $1.5mm $186mm translating to: 7,000 saved trees of donations to nonprofit organizations of community development 24,000 pounds of eliminated pollutants in our local communities in 2019 loans in 2019 1.6mm kilowatts in saved energy 10

2019 PERFORMANCE HIGHLIGHTS As Compared to 2018 EPS $1.82, up 20% • Adjusted(1) $1.98, up 19% ROATCE, adjusted(1) of 15.7% Total loans $13bn, up 12% NII up 14% • NIM consistent at 3.90% Noninterest income $163mm, up 13% NCOs to average loans of 0.31%, down 7bps Efficiency ratio(1) 55%, improved from 58% Declared dividends per share of $0.54, up 20% SUCCESSFUL YEAR MARKED BY GROWTH AND EFFICIENCY, TRANSITION TO LOWER RATES OVER SECOND HALF OF 2019 Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used. 11

Q1 '20 CHANGE IN ENVIRONMENT Rapid Federal Government Adoption of CECL Closing of emergence reduction in response followed by elevated Park Bank of COVID-19 rates to near Cares Act credit concerns Acquisition pandemic zero Stimulus PPP SIGNIFICANT IMPACT, TREMENDOUS RESPONSE 12

Q1 '20 PERFORMANCE HIGHLIGHTS As Compared to Q1 '19 EPS of $0.18, vs. $0.43 impacted by: • $0.19 per share, or $28mm, in loan loss provision, allowing for COVID-19 • $0.04 per share, or $5.4mm, attributed to A&I costs Total loans $14bn, up 21% Consistent underlying credit performance • Impacted by CECL adoption, Park Bank acquisition and response to COVID 19 • Expanded ACL to 1.62% of total loans • NPAs of 1.24% of total loans • NCOs to average loans of 0.37% Average deposits $13bn, up 10% NII of $144mm, up 3% • NIM decreased to 3.54%, reflective of low rates Common equity Tier 1 capital ratio of 9.64%, down due to Park Bank acquisition and CECL • Completed the Park Bank acquisition with ~$1.2bn of assets WELL-POSITIONED GIVEN STRONG CAPITAL AND LIQUIDITY Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used. 13

AS WE GO FORWARD, BUILDING ON A SOLID FOUNDATION Unprecedented times, future difficult to predict Better read on a "return" to a new normal as well as economic and credit outlook over the next few quarters Near term, financial impact will be influenced by: ▪Interest rates ▪Colleague incentives and client accommodations ▪Business and consumer distraction We are well-positioned for the long term, committed to supporting our clients, communities ▪Strong balance sheet with stable funding and robust capital ▪Talented, engaged team ▪Mission focused and aligned priorities 14

LOOKING AHEAD As course of business begins to normalize, we remain focused on: Our business priorities: talent, Investing in and working to better Converting and onboarding diversification, risk management leverage resources, technology and Park Bank's full team and and system investment. processes to drive more efficiency clients - remains on and a better client experiences schedule for June. EVERY ENVIRONMENT CREATES OPPORTUNITY 15

Thank you for your investment and continued support 16

QUESTIONS 1717

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APPENDIX 1919

FORWARD-LOOKING STATEMENTS This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements. Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2020, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, estimated synergies, cost savings and financial benefits of announced and completed transactions, growth strategies, including possible future acquisitions, and the potential effects of the COVID-19 pandemic on our business, financial condition, liquidity, loans and results of operations. These statements are subject to certain risks, uncertainties and assumptions, including the duration, extent and severity of the COVID-19 pandemic, including its effects on our business, operations and employees, as well as on our customers and service providers, and on economies and markets more generally and other risks, uncertainties and assumptions that are discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2019, and in First Midwest's subsequent filings made with the Securities and Exchange Commission ("SEC"). These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance. Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used. 20

NON-GAAP FINANCIAL INFORMATION The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes may be useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest expense, adjusted. The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include A&I related expenses associated with completed and pending acquisitions (all periods presented), Delivering Excellence implementation costs (2018, 2019 and Q1 '20), certain income tax benefits resulting from tax reform (2018), the revaluations of DTAs (2017), certain actions resulting in securities losses and gains (2017), a special bonus to colleagues and charitable contributions to the First Midwest Charitable Foundation (2017), a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation (2016), and a net gain on sale-leaseback transaction (2016). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding A&I related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes. The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and acquisition and integration related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax- equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations for details on the calculation of these measures to the extent presented herein. Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used. 21

NON-GAAP FINANCIAL INFORMATION Years Ended Quarter Ended 2016 2017 2018 2019 March 31, 2020 Efficiency Ratio Calculation Noninterest expense $ 339,500 $ 415,909 $ 416,303 $ 441,395 $ 117,331 Net OREO expense (3,024) (4,683) (1,162) (2,436) (420) A&I related expenses (14,352) (20,123) (9,613) (21,860) (5,472) Lease cancellation fee (950) — — — — Special bonus — (1,915) — — — Charitable contribution — (1,600) — — — Delivering Excellence implementation costs(3) — — (20,413) (1,157) — Total noninterest expense for efficiency ratio calculation $ 321,174 $ 387,588 $ 385,115 $ 415,942 $ 111,439 Tax-equivalent NII(4) $ 358,334 $ 479,965 $ 520,896 $ 593,354 $ 144,728 Noninterest income 159,312 163,149 144,592 162,879 39,362 Less: Net securities (gains) losses (1,420) 1,876 — — 1,005 Net gain on sale-leaseback transaction (5,509) — — — — Total $ 510,717 $ 644,990 $ 665,488 $ 756,233 $ 185,095 Efficiency ratio 63% 60% 58% 55% 60 % Dollars in thousands Source: Company filings Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and 22 footnotes used.

NON-GAAP FINANCIAL INFORMATION

	Years Ended 2016	Years Ended 2017	Years Ended 2018	Years Ended 2019	Quarter Ended March 31, 2020
Net Income					
Net income	$ 92,349	$ 98,387	$ 157,870	$ 199,738	$ 19,606
Net income applicable to non-vested restricted shares	(1,043)	(916)	(1,312)	(1,681)	(192)
Net income applicable to common shares	91,306	97,471	156,558	198,057	19,414
A&I related expenses, net of tax	8,611	12,070	7,210	16,394	4,104
Lease cancellation fee, net of tax	570	—	—	—	—
Net gain on sale-leaseback transaction, net of tax	(3,305)	—	—	—	—
DTA revaluation	—	23,709	—	—	—
Losses from securities portfolio actions, net of tax	—	1,275	—	—	754
Special bonus, net of tax	—	1,130	—	—	—
Charitable contribution, net of tax	—	944	—	—	—
Income tax benefits[5]	—	—	(7,798)	—	—
Delivering Excellence implementation costs, net of tax[3]	—	—	15,309	866	—
Total adjustments to net income, net of tax	5,876	39,128	14,721	17,260	4,858
Net income applicable to common shares, adjusted	$ 97,182	$ 136,599	$ 171,279	$ 215,317	$ 24,272
EPS					
Net income applicable to common shares	$ 91,306	$ 97,471	$ 156,558	$ 198,057	$ 19,414
Net income, adjusted[6]	$ 97,182	$ 136,599	$ 171,279	$ 215,317	$ 24,272
Weighted-average common shares outstanding (basic)	79,797	101,423	102,850	108,156	109,922
Dilutive effect of common stock equivalents	13	20	4	428	443
Weighted-average diluted common shares outstanding	79,810	101,443	102,854	108,584	110,365
Basic EPS	$ 1.14	$ 0.96	$ 1.52	$ 1.83	$ 0.18
Diluted EPS	$ 1.14	$ 0.96	$ 1.52	$ 1.82	$ 0.18
Diluted EPS, adjusted[6]	$ 1.22	$ 1.35	$ 1.67	$ 1.98	$ 0.22

Dollars in thousands, except per share data
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 23

NON-GAAP FINANCIAL INFORMATION Years Ended Quarter Ended 2016 2017 2018 2019 March 31, 2020 Return on Average Tangible Common Equity Net income applicable to common shares, adjusted(6) $ 1,236,606 $ 1,832,880 $ 1,922,527 $ 2,267,353 $ 19,414 Intangibles amortization, net of tax (363,112) (751,292) (753,588) (847,171) 2,077 Net income applicable to common shares, excluding intangible amortization, adjusted(6) $ 873,494 $ 1,081,588 $ 1,168,939 $ 1,420,182 $ 21,491 Average stockholders' equity $ 1,236,606 $ 1,832,880 $ 1,922,527 $ 2,267,353 $ 2,415,157 Less: average intangible assets (363,112) (751,292) (753,588) (847,171) (887,600) Average tangible common equity $ 873,494 $ 1,081,588 $ 1,168,939 $ 1,420,182 $ 1,527,557 ROATCE(2) 10.8% 9.4% 13.9% 14.5% 5.7 % ROATCE, adjusted(2)(6) 11.4% 13.1% 15.1% 15.7% 6.9 % Dollars in thousands Source: Company filings Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. 24

GLOSSARY OF TERMS

Allowance, ACL - Allowance for credit losses
A&I - Acquisition and integration expense
ATM - Automated teller machines
AUM - Assets under management
bn - Billion
bps - Basis points
Bridgeview Bank - Bridgeview Bancorp, Inc.
CAGR - Compound annual growth rate
CECL - Current Expected Credit Losses
CRA - Community Reinvestment Act
DTA - Deferred tax asset
EPS - Earnings per share
FMBI, the Company, or First Midwest - First Midwest Bancorp, Inc.
GAAP - U.S. Generally accepted accounting principles
mm - Million
MSA - Deposit market share
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
Northern States - Northern States Financial Corporation
NPAs - Non-performing assets
OREO - Other real estate owned
Park Bank - A wholly-owned subsidiary of Bankmanagers Corp.
PPP - Paycheck Protection Program
ROATCE - Return on average tangible common equity
SBA - Small Business Administration
Standard Bank - Standard Bancshares, Inc.
U.S. - United States

First Midwest Bancorp, Inc. 25

FOOTNOTES (1) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail. (2) Annualized based on the actual number of days for each period presented. (3) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform. (4) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. (5) Includes certain income tax benefits related to preparing the Company's 2017 tax return. (6) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation in the accompanying "Non-GAAP Financial Information" slides. 26

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